SEASONS SERIES TRUST
Supplement to the Prospectus
Dated July 28, 2008
In the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers,” the portfolio management disclosure with respect to Goldman Sachs Asset Management International for the International Equity Portfolio is amended to delete all references to William Howard in their entirety.
Dated: November 13, 2008